FIFTH AMENDMENT TO
                  REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM
                      LOAN AGREEMENT AND SECURITY AGREEMENT

      THIS FIFTH AMENDMENT TO REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOAN AGREEMENT AND SECURITY AGREEMENT (the "Fifth Amendment") is made as of November 14, 2000, by and among United Industrial Corporation, a Delaware corporation, having an address of 570 Lexington Avenue, New York, New York 10022, and AAI Corporation, AAI Engineering Support, Inc., AAI/ACL Technologies, Inc., AAI/ACL Technologies Europe Limited, Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., UIC Products Co., and AAI MICROFLITE Simulation International Corporation (collectively, the "Borrowers"), and First Union Commercial Corporation, a North Carolina corporation, having an address of 1970 Chain Bridge Road, McLean, Virginia 22101 ("Lender").

                                    RECITALS

      A. United Industrial Corporation and certain of its subsidiaries and the Lender are parties to a Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, dated as of June 11, 1997 (the "Loan Agreement"), as amended by First Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement (the "First Amendment") made as of October 1, 1998, by Second Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement (the "Second Amendment") made as of December 31, 1998, by Third Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement (the "Third Amendment") made as of March 31, 2000, and by Fourth Amendment to Revolving Line of Credit Loan Agreement and Security Agreement, dated as of September 21, 2000 (the "Fourth Amendment") (said agreement, as so amended, being hereinafter called the "Loan Agreement").

      B. The Borrowers' obligations to repay advances under the Loan Agreement is evidenced by a Revolving Note, dated as of July 11, 1997, as amended by a First Amendment to Revolving Note, made as of March 31, 2000, and by a Second Amendment of Revolving Note, of even date herewith (said Revolving Note, as so amended, being hereinafter called the "Note").

      C. The parties desire further to amend the Loan Agreement to extend the Ending Date (as defined in the Loan Agreement) to June 30, 2001.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

1. The recitals are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

2. Section 1.1 of the Loan Agreement is amended by deleting the definition of "Ending Date" in its entirety and replacing it with the following:

      "Ending Date" means June 30, 2001.

3. To induce the Lender to enter into this Fifth Amendment, the Borrower warrants and represents to the Lender that:

      a. The Borrower's books and record properly reflect the Borrower's financial condition, and no material adverse change in the Borrower's financial condition has occurred since the last date that the Borrower provided financial reports to the Lender; and

      b. No litigation is pending or, to the Borrower's knowledge, threatened against the Borrower which could materially adversely affect the Borrower or which involves a claim against the Borrower in an amount equal to or greater than $500,000 of which the Borrower has not informed the Lender in writing; and

      c. The Borrower is in compliance with all provisions of the Loan Agreement and is in compliance in all material respects with all applicable laws and regulations; and

      d. Borrower has the power and authority to enter into this Fifth Amendment, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower's organizational documents; and

      e. This Fifth Amendment, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

      f. The Borrower's obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this Fifth Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

4. The Borrower promises to pay, upon execution of this Fifth Amendment, all costs (including attorneys fees) incurred by the Lender in connection with the preparation of this Fifth Amendment. The Borrower authorizes the Lender to advance funds to itself or to third parties to pay the fees and costs mentioned in this paragraph, which shall be deemed to be Advances to the Borrower under the Loan Agreement and which shall be repayable in accordance with the Note.

5. ARBITRATION. UPON DEMAND OF ANY PARTY HERETO, WHETHER MADE

BEFORE OR AFTER INSTITUTION OF ANY JUDICIAL PROCEEDING, ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS BETWEEN PARTIES HERETO (A "DISPUTE") SHALL BE RESOLVED BY BINDING ARBITRATION CONDUCTED UNDER AND GOVERNED BY THE COMMERCIAL FINANCIAL DISPUTES ARBITRATION RULES (THE "ARBITRATION RULES") OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA") AND THE FEDERAL ARBITRATION ACT. DISPUTES MAY INCLUDE, WITHOUT LIMITATION, TORT CLAIMS, COUNTERCLAIMS, A DISPUTE AS TO WHETHER A MATTER IS SUBJECT TO ARBITRATION, CLAIMS BROUGHT AS CLASS ACTIONS, OR CLAIMS ARISING FROM DOCUMENTS EXECUTED IN THE FUTURE. A JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. NOTWITHSTANDING THE FOREGOING, THIS ARBITRATION PROVISION DOES NOT APPLY TO DISPUTES UNDER OR RELATED TO SWAP AGREEMENTS. ALL ARBITRATION HEARINGS SHALL BE CONDUCTED IN THE CITY OR COUNTY WHERE THE LENDER'S OFFICE, AS FIRST STATED ABOVE, IS LOCATED, OR AT SUCH OTHER PLACE AS THE PARTIES MAY IN WRITING AGREE. A HEARING SHALL BEGIN WITHIN 90 DAYS OF DEMAND FOR ARBITRATION AND ALL HEARINGS SHALL CONCLUDE WITHIN 120 DAYS OF DEMAND FOR ARBITRATION. THESE TIME LIMITS MAY NOT BE EXTENDED UNLESS A PARTY SHOWS CAUSE FOR EXTENSION AND THEN FOR NO MORE THAN A TOTAL OF 60 DAYS. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51, ET SEQ., OF THE ARBITRATION RULES SHALL APPLY TO DISPUTES IN WHICH THE CLAIM IS LESS THAN $1,000,000.00. ARBITRATORS SHALL BE LICENSED ATTORNEYS SELECTED FROM THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION PANEL OF THE AAA. THE PARTIES DO NOT WAIVE APPLICABLE FEDERAL OR STATE SUBSTANTIVE LAW EXCEPT AS PROVIDED HEREIN. NOTWITHSTANDING THE PRECEDING BINDING ARBITRATION PROVISIONS, THE PARTIES AGREE TO PRESERVE WITHOUT DIMINUTION, CERTAIN REMEDIES THAT ANY PARTY MAY EXERCISE BEFORE OR AFTER AN ARBITRATION PROCEEDING IS BROUGHT. THE PARTIES SHALL HAVE THE RIGHT TO PROCEED IN ANY COURT OF PROPER JURISDICTION OR BY SELF HELP TO EXERCISE OR PROSECUTE THE FOLLOWING REMEDIES, AS APPLICABLE: (1) ALL RIGHTS TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY OR OTHER SECURITY BY EXERCISING A POWER OF SALE OR UNDER APPLICABLE LAW BY JUDICIAL FORECLOSURE INCLUDING A PROCEEDING TO CONFIRM THE SALE; (2) ALL RIGHTS OF SELF HELP, INCLUDING WITHOUT LIMITATION, PEACEFUL OCCUPATION OF REAL PROPERTY AND COLLECTION OF RENTS, SETOFF, AND PEACEFUL POSSESSION OF PERSONAL PROPERTY; (3) OBTAINING PROVISIONAL OR ANCILLARY REMEDIES INCLUDING INJUNCTIVE RELIEF, SEQUESTRATION, GARNISHMENT, ATTACHMENT, APPOINTMENT OF RECEIVER AND FILING AN INVOLUNTARY BANKRUPTCY PROCEEDING; AND (4) WHEN APPLICABLE, A JUDGMENT BY CONFESSION OF JUDGMENT. ANY CLAIM OR CONTROVERSY WITH REGARD TO ANY PARTY'S ENTITLEMENT TO SUCH REMEDIES IS A DISPUTE. THE PARTIES AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST OTHER PARTIES IN

ANY DISPUTE, AND THEY HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY NOW HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

6. Except as modified by this Fifth Amendment, the Loan Agreement remains in full force and effect and unmodified. Borrower warrants and represents that it has no offsets or defenses to its obligations under the Loan Documents, as so modified. The Borrower hereby releases and waives any and all claims of any kind that it may have against the lender as of the date of this Fifth Amendment arising out of or relating to the Revolving Note or the Loan Agreement, as amended by this Fifth Amendment.

7. This Fifth Amendment may be signed in several counterparts which, when executed, shall constitute a single agreement. A counterpart containing a facsimile signature shall be effective to the same extent as if it were a counterpart containing an original signature, but shall be confirmed promptly with a counterpart containing an original signature.

      IN WITNESS WHEREOF, the undersigned have duly executed this Fifth Amendment, or have caused this Fifth Amendment to be duly executed on their behalf, as of the day and year first hereinabove written.


                                    UNITED INDUSTRIAL CORPORATION


                                    By: /s/ James Perry
                                       --------------------------------
                                          James Perry, Vice President


                                    AAI CORPORATION


                                    By: /s/ James Perry
                                       --------------------------------
                                          James Perry, Vice President


                                    AAI ENGINEERING SUPPORT, INC.


                                    By: /s/ Richard Erkeneff
                                       --------------------------------
                                          Richard Erkeneff, President


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

                                    AAI/ACL TECHNOLOGIES, INC.


                                    By: /s/ Thomas E. Wurzel
                                       --------------------------------
                                         Thomas E. Wurzel, President


                                    AAI/ACL TECHNOLOGIES EUROPE LIMITED


                                    By: /s/ Thomas E. Wurzel
                                       --------------------------------
                                         Thomas E. Wurzel, President


                                    DETROIT STOKER COMPANY


                                    By: /s/ James Perry
                                       --------------------------------
                                          James Perry, Vice President


                                    MIDWEST METALLURGICAL LABORATORY,
                                    INC.


                                    By: /s/ James Perry
                                       --------------------------------
                                          James Perry, Vice President


                                    UIC PRODUCTS CO.


                                    By: /s/ James Perry
                                       --------------------------------
                                          James Perry, Vice President

                                    AAI MICROFLITE Simulation International
                                    Corporation


                                    By: /s/ Stanley J. Mecinski, Jr.
                                       --------------------------------
                                          Stanley J. Mecinski, Jr.
                                          Assistant Secretary and Assistant
                                          Treasurer


                                    FIRST UNION COMMERCIAL CORPORATION


                                    By: /s/ Scott Santa Cruz
                                       --------------------------------
                                          Scott Santa Cruz, Vice President


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